Net Asset of MED included in Balance Sheet (Detail) In Thousands, unless otherwise specified	Jun. 30, 2013 AUD	Dec. 31, 2012 USD ($)	Dec. 31, 2012 AUD	Dec. 31, 2011 AUD	Dec. 31, 2012 Merlin Diamonds Ltd AUD
Subsequent Event [Line Items]
Total assets	7,550	$ 36,292	34,987	36,906	18,671
Total liabilities	(1,485)	(26,813)	(25,849)	(8,744)	(2,042)
Non Controlling Interests		(13,504)	(13,018)	(11,257)	(13,018)
Net assets					3,611